UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

JAWS MUSTANG ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39975	98-1564586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2340 Collins Avenue Miami Beach, FL	33139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 695-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	JWSM.U	The New York Stock Exchange American
Class A ordinary shares included as part of the units	JWSM	The New York Stock Exchange American
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	JWSM WS	The New York Stock Exchange American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 31, 2024, Jaws Mustang Acquisition Corporation, a Cayman Islands exempted company (the “Company”), issued a promissory note (the “Note”) in the principal amount of up to $400,000 to Starwood Capital Group Management, L.L.C., a Connecticut limited liability company. The Note does not bear interest and matures upon consummation of the Company’s initial business combination. In the event that the Company does not consummate an initial business combination, the Note will be repaid only from funds remaining outside of the Company’s trust account established in connection with the initial public offering of the Company’s securities, if any, or will be contributed to capital, forfeited, eliminated, or otherwise forgiven.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on February 5, 2024, the Company received a written notice from New York Stock Exchange American LLC (“NYSE American”) indicating that the staff of NYSE American (the “Staff”) has determined to commence proceedings to delist the Company’s (i) units, each consisting of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Shares”), and one-fourth of one redeemable warrant (“Units”), (ii) Class A Ordinary Shares included as part of the Units and (iii) redeemable warrants included as part of the Units (each, a “Warrant”), each whole Warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 (collectively, the “Securities”) of the Company. NYSE American reached its decision to delist the Company’s Securities pursuant to Sections 119(b) and 119(f) of the NYSE American Company Guide because the Company failed to consummate a business combination (i) within 36 months of the effectiveness of its initial public offering registration statement or (ii) such shorter period that the Company specified in its registration statement. The Company has a right to a review of the Staff determination to delist the Securities by the Listings Qualifications Panel of the Committee for Review of the Board of Directors of NYSE American (the “Panel”). The Company timely requested the hearing before the Panel to request sufficient time to complete a business combination.

On October 23, 2024, the Panel convened to consider written submissions made by the Company and the Staff. On November 1, 2024, the Panel issued written notice of its decision stating that the Panel upholds the Staff's determination to initiate delisting proceedings. The Company may request that the full Committee for Review of NYSE American (the “Committee for Review”) reconsider the decision of the Panel. The Company does not intend to have the full Committee for Review reconsider the decision of the Panel. NYSE American announced on November 1, 2024 that the Staff has determined to suspend trading of the Company's Securities. NYSE American will complete the delisting by filing a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 with the U.S. Securities and Exchange Commission (the “SEC”).

Following the suspension of trading on NYSE American, the Company intends to have its Securities quoted on the OTC Markets Group Inc. (the “OTC”). The Company will remain subject to the periodic reporting requirements of the Exchange Act and the shareholders of the Company will not be required to exchange any Securities.

Item 8.01.	Other Events.

As previously disclosed, on March 8, 2024, the Company entered into a non-binding letter of intent with investment entities affiliated with Starwood Capital Group, a privately-held private equity firm founded and controlled by Barry Sternlicht that owned interests in a portfolio of hotels, including the 1 Hotel Central Park in Manhattan, with respect to a proposed business combination transaction. On November 1, 2024, the Company issued a press release announcing that the Company has suspended pursuit of such previously announced business combination transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements.

Certain statements made in this report are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by the use of words such as “estimate,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “potential,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the timing and effect of the Company’s delisting from NYSE American and transfer to the OTC. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements speak only as of the date of this report and are subject to a number of known and unknown risks, uncertainties and assumptions, including without limitation, risks associated with the delisting from NYSE American, the Company’s ability to successfully transfer to the OTC, market conditions and the impact of these changes on the trading and price of the Company’s Securities and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC on April 16, 2024 and in its other subsequent filings with the SEC, including its subsequent Quarterly Reports on Form 10-Q. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
10.1	Promissory note, dated as of October 31, 2024, by and between Jaws Mustang Acquisition Corporation and Starwood Capital Group Management, L.L.C.
99.1	Press release, dated November 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAWS MUSTANG ACQUISITION CORPORATION

Dated: November 1, 2024	By:	/s/ Andrew Klaber
	Name:	Andrew Klaber
	Title:	Chief Executive Officer

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